Filed Pursuant to 497(a)

File Nos. 333-216344

Rule 482ad

Saratoga Investment Corp. Announces Offering of Notes Due 2025 and

BBB Investment Grade Rating from Egan-Jones Ratings Company.

NEW YORK, NY (August 21, 2018) – Saratoga Investment Corp. (the “Company”) (NYSE: SAR) announced the commencement of a registered public offering of Notes due 2025 (the “Notes”). The Company also announced that it has received an investment grade rating of “BBB” from Egan-Jones Ratings Company, an independent, unaffiliated rating agency.

Egan-Jones is a Nationally Recognized Statistical Ratings Organization (NRSRO) and is recognized by the National Association of Insurance Commissioners (NAIC) as a Credit Rating Provider (CRP). Egan-Jones is also certified by the European Securities and Markets Authority (ESMA).

The Notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “SAF”.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), BB&T Capital Markets, a division of BB&T Securities, LLC, and Janney Montgomery Scott LLC are acting as the joint book-running managers, B. Riley FBR, Inc., Compass Point, National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ:NHLD) and William Blair are acting as joint lead managers and Maxim Group LLC is acting as the co-manager for the offering. Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to the Notes was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from of any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Avenue, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept. or via email request: prospectusrequests@bbandtcm.com; Janney Montgomery Scott LLC, Attn: Syndicate Department, 1717 Arch Street, Philadelphia, PA 19103, or by emailing prospectus@janney.com; B. Riley FBR, Inc., 1300 North 17th Street, Suite 1400, Arlington, VA 22209 or via email request at prospectuses@brileyfbr.com; Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, or email at syndicate@compasspointllc.com; William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com; Maxim Group LLC at 405 Lexington Avenue, New York, NY 10174, Attention Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895-3745. The prospectus contains a description of these matters and other important information about the Company and should be read carefully before investing.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by privately owned U.S. middle-market businesses, which the Company defines as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of between $2 million and $50 million, both through direct lending and through participation in loan syndicates. Saratoga Investment Corp.’s objective is to generate current income and, to a lesser extent, capital appreciation from our investments. Saratoga Investment Corp. has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm. Within the BDC, Saratoga Investment Corporation manages both an SBIC-licensed subsidiary and a Collateralized Loan Obligation (CLO) fund. The Company believes these diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to offer a broad range of financing solutions.

Forward Looking Statements

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.